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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 15, 2004
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-116258-02             13-3320910
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 (State or other jurisdiction     (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

                 11 Madison Avenue
                 New York, New York                           10010
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       (Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                  ------------------------------

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                   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS.

                  Attached as Exhibit 99.1 to this Current Report is a collateral and structural term sheet (the "Collateral/Structural Term Sheet") furnished to the Registrant by Credit Suisse First Boston LLC (the "Underwriter") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C4 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-116258) (the "Registration Statement"). The Registrant hereby incorporates the Collateral/Structural Term Sheet by reference in the Registration Statement.

                  The Collateral/Structural Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral/Structural Term Sheet.

                  Any statement or information contained in the Collateral/Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                                   Description
         -----------                                   -----------
              99.1                            Collateral/Structural Term Sheet



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CREDIT SUISSE FIRST BOSTON
                                                   MORTGAGE SECURITIES CORP.

Date: October 19, 2004

                                               By: /s/ Jeffrey Altabef

                                               Name:      Jeffrey Altabef
                                               Title:     Vice President


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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
        Exhibit No.                 Description                  Electronic (E)
        -----------                 -----------                  --------------
          99.1             Collateral/Structural Term Sheet            E